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                                                                    Exhibit 99.2

                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT, made as of the 2nd day of July, 1996, by and between Prestige Marketing Limited, a New Zealand corporation (the "Company"), a wholly-owned subsidiary of National Media Corporation ("National Media"), and SUSAN BARNES ("Executive").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, of even date herewith National Media is acquiring all of the share capital of the Company from Executive and the other shareholders of the Company (the "Acquisition");

     WHEREAS, one of the principal terms of the agreement pursuant to which the Acquisition is being made requires that Executive agree to be employed by the Company for a period of Five (5) years;

     WHEREAS, Executive is benefiting financially both directly and indirectly as a result of the Acquisition;

     WHEREAS, National Media, the Company and Executive acknowledge and agree that Executive's knowledge of the Company's business operations, her talent as a spokesperson for the Company's products and the continued employment of Executive by, and the non-competition of Executive with, the Company is critical to the continued performance and growth of the Company in New Zealand and elsewhere during the Term (as hereinafter defined hereof);

     WHEREAS, Executive is willing to serve the Company on a full-time basis, subject to the provisions of paragraph 3 hereof, during the Term hereof, subject to the terms and conditions hereinafter set forth; and

     WHEREAS, the Company desires to employ Executive in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, it is agreed as follows:

     1.  Employment.  The Company hereby employs Executive, and Executive hereby
         ----------
accepts employment from the Company, upon the terms and conditions hereinafter set forth.

     2.  Terms of Employment.
         -------------------

         2.1 Employment by the Company of Executive under this contract commences on this 2nd day of July 1996.

         2.2 The Company shall employ the Executive for a period of Five (5) years commencing on this 2nd day of July 1996 and ending on the 1st day of July 2001 ("the Term").
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         2.3  Nothing in this Agreement shall prevent the parties, at or before the expiration date of the Term, from entering into a subsequent contract of employment by agreement; but nothing in this clause shall be interpreted or understood to give to the Executive any expectation that this Agreement will be renewed, or that any subsequent contract will be entered into, and no arrangements for any renewal or subsequent contract shall bind either party unless such arrangement is in writing signed by all parties to this Agreement this being an agreement for a fixed period for the reasons set forth in the recitals hereto, it is acknowledged by Executive, that upon termination of employment hereunder, no redundancy compensation shall be payable.

     3. Duties.  Executive shall be engaged as, and hold the position of, Vice-
        ------
President of the Company and Prestige Marketing International Limited ("PMIL"). Executive shall also serve as Vice-President of Suzanne Paul Holdings Pty Limited, Suzanne Paul (Australia) Pty Limited and Telemall Shopping Pty Limited (the "Australian Companies"). Executive shall have such authority and responsibilities as are normally attendant thereto. As an element of her responsibility hereunder, Executive shall perform such services regarding the development, production etc of the Company's and National Media's, and their related entities, infomercials, commercials, advertisements etc as the Company's Chief Executive Officer and/or Board of Directors ("Board") may direct. Specifically, Executive shall appear in the Company's, National Media's and their related entities' infomercials, commercials, advertisements, etc as spokesperson for such products as the Board or the Chief Executive Officer shall direct. Executive agrees to perform such duties and render such services consistent therewith, and as may from time to time be reasonably required of her by the Company, PMIL, the Australian Companies and National Media subject to the second part of this Paragraph 3. Executive shall devote her full business time, attention and best efforts to the affairs of the Company, PMIL, the Australian Companies and National Media during the Term of this Agreement. Executive will report directly to the Company's Chief Executive Officer and to such senior executives of National Media as the Board shall direct.

     The Company hereby agrees that, so long as such activities (i) do not constitute a violation of paragraph 8 hereof or (ii) materially inhibit the carrying out of Executive's assigned duties hereunder in a timely fashion, Executive shall have the right hereunder, upon reasonable prior notice to the Company, to take unpaid leaves of absence hereunder in order to pursue certain television appearance opportunities. Executive's base salary hereunder and benefits shall be adjusted pro rata to reflect such leaves of absence.

     4.  Compensation and Reimbursement for Expenses
         -------------------------------------------

         4.1  Base Salary.  Subject to the provisions of paragraph 3 above, the
              -----------
Company shall pay to Executive a base salary of Two Hundred and Eighteen Thousand Five Hundred and Thirty One New Zealand Dollars (NZ$218,531.00) per annum. Such Base Salary shall be payable in accordance with the Company's regular payroll practices in effect from time to time.

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

         4.2  Annual Bonus. In addition to the other amounts payable to
              ------------
Executive hereunder, Executive shall participate in National Media's Management Incentive Plan ("MIP"), provided, however, that the amount payable to Executive
                        --------  -------
under the terms of the MIP for National Media's Plan Year (as defined in the MIP) ending March 31, 1997 shall be prorated for the period from the Commencement Date through March 31, 1997 in accordance with the number of days in such Plan Year during which Executive is employed by the Company pursuant to this Agreement. The amount of bonus payable under the MIP shall be based on performance in accordance with the provisions of the plan, as determined by the Compensation Committee of National Media's Board of Directors. Executive hereby agrees that any amount paid to Executive under the MIP in any Plan Year shall not entitle Executive to any particular payment in any other Plan Year.

         4.3  Reimbursement of Expenses.  The Company will promptly reimburse
              -------------------------
Executive, upon receipt of vouchers therefor, for all reasonable and necessary expenses incurred by Executive for business travel, entertainment and miscellaneous and other direct business expenses which are incurred in connection with the performance of her duties hereunder. Such reimbursements shall be made in accordance with National Media's regular reimbursement procedures and practices in effect from time to time for similarly situated officers of National Media and its other subsidiaries.

     5.  Fringe Benefits.
         ---------------

         5.1  General. Executive shall be eligible to participate in any and all
              -------
fringe and other benefit programs generally available to the officers of National Media and its subsidiaries, including without limitation, stock option plans, incentive plans, profit sharing plans, thrift and savings plans, insurance plans, supplemental insurance and benefit plans. However, nothing contained in this subparagraph 5.1 shall be construed as requiring the company or National Media generally to maintain any such fringe benefit program or to make any discretionary grant to Executive thereunder.

         5.2  Plans.  Executive shall be eligible to participate in any employee
              -----
benefit and/or welfare plans, including but not limited to health, medical, and savings investment plans sponsored by the Company for its, or National Media for its and its subsidiaries', officers, and receive any other benefits generally applicable to officers of the Company or those of National Media and its other subsidiaries.

         5.3  Automobile Allowance.  The Company shall pay Executive a monthly
              --------------------
automobile allowance of Eight Hundred and Seventy Four New Zealand Dollars (NZ$874.00) which shall be deemed to compensate Executive for all automobile related costs related to her duties hereunder, including, but not limited to, insurance, fuel, maintenance, wear and tear, etc..

         5.4  Vacations; Holidays; Sick Leave.  Executive shall be entitled to
              -------------------------------
such number of paid vacation days in each calendar year as are generally awarded to officers of National Media or its subsidiaries, but not less than three (3) weeks in any calendar year (prorated in any calendar year during which Executive is employed hereunder for less than the entire year in accordance with the number of days in such calendar year during which she is so employed). Executive shall not be permitted to carry over any portion of Executive's accrued but unused vacation time from one fiscal year to the next fiscal year; provided, however, that in the event applicable law renders the preceding clause unenforceable, Executive shall be permitted to carry over accrued but unused vacation time, but in no event shall Executive be permitted to accrue at any time more than three (3) weeks' vacation time. Executive shall also be entitled to sick leave as is generally awarded to officers of National Media or its subsidiaries.

         5.5 Nothing contained in this Paragraph 5 shall require or obligate National Media or the Company to augment any of its employee benefit plans etc to take into account any tax treatment of any such plans.

     6.  Restriction on Transfer of National Media Common Stock.  Executive
         ------------------------------------------------------
shall not, without the prior written consent of National Media (which consent will not be unreasonably withheld), agree to or permit the sale, disposition or other transfer by her and/or her Permitted Transferees (as defined below) of more than 25,000 shares of the National Media Common Stock issued to Executive in connection with the Acquisition in any twelve (12) month period, and no more than 10,000 shares in any three (3) month period, during the first three (3) years of the Term (the "Transfer Restriction"). This Paragraph 6 shall in no way restrict or limit Executive's ability to (a) transfer shares of National Media Common Stock to her immediate family members or to a trust or trusts for the benefit of her immediate family members for estate planning purposes or (b) pledge shares of National Media Common Stock to a financial institution as security for debt incurred by Executive (all transferees permitted by clause (a) and (b) are referred to herein as "Permitted Transferees"); provided, however,
                                                            --------  -------
that Executive and such Permitted Transferees shall (i) be bound by the Transfer Restriction and (ii) execute, prior to any such transfer to such Permitted Transferee, such documents as may be reasonably requested by the Company or National Media to evidence such Transfer Restriction.

         In the event that Executive's employment by the Company is terminated
(i) by the Company for any reason other than pursuant to subparagraph 9.1(b) hereof; or (ii) by Executive pursuant to subparagraph 9.1(c) or Paragraph 11, the provisions of this Paragraph 6 shall terminate and be of no further force or effect.

     7.  Non-Disclosure.  Executive shall not at any time during the Term of
         --------------
this Agreement or thereafter, except as properly required in the conduct of the business of the Company and as authorized by the Company, or as otherwise required by law or court order, disclose or authorize anyone else to disclose any secret, proprietary, or confidential information, material or matter relating to the Company, National Media or any of their customers ("Confidential Information"). For purposes hereof, Confidential Information shall include (but shall not be limited to) all information, data and materials utilized by Executive, or coming known to Executive, in the course of her employment hereunder, such as elements of

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computer programs utilized by the Company, customer and vendor lists, pricing techniques, marketing techniques, financial information, etc.

     8.  Covenant Not to Compete.  From the Commencement Date through the later
         -----------------------
of the First anniversary of the termination of this Agreement or the Fifth anniversary of the Commencement Date, Executive shall not, without the prior written consent of the Company, engage directly or indirectly in any direct marketing, television infomercial venture, interactional television marketing or any television infomercial production activities which is competitive with the business of the Company or of National Media and shall not be an officer, director, employee, independent contractor or Substantial Owner of any such restricted business. "Substantial Owner" as used herein shall mean an owner of at least two percent (2%) of the beneficial equity or voting interests in a subject restricted business. Notwithstanding the foregoing, if Executive terminates this Agreement pursuant to subparagraph 9.1(c) hereof the restrictions described above shall terminate as of the date of such termination.

     Executive acknowledges that the obligations and restrictions contained in this Paragraph 8, in view of the nature of the business in which the Company and National Media are engaged, are reasonable and necessary in order to protect the legitimate interests of the Company and National Media and that any violation thereof would result in irreparable injury to the Company and National Media. Executive understands and agrees that the remedies at law for any breach of the foregoing covenant may be inadequate and that the Company and National Media may, notwithstanding the provisions of Paragraph 12 hereof, be entitled to, in addition to all other remedies which it may have, enforcement of this Agreement by injunctive relief or by decree of specific performance in a court of competent jurisdiction. If one or more of the provisions contained in this Paragraph 8 shall for any reason be held to be excessively broad in scope or subject, or otherwise to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, as the case may be, so as to be enforceable to the maximum extent compatible with applicable law then in existence.

     9.  Termination.
         -----------

         9.1 Executive's employment under this Agreement shall terminate upon the occurrence of any of the following:

              (a)  Death or Disability.  If Executive dies or becomes
                   -------------------
"Permanently Disabled" (meaning that, in the opinion of an independent physician selected by the Company and National Media and reasonably satisfactory to Executive or her representative, she is unable to perform her duties hereunder due to partial or total mental or physical disability for an aggregate of 180 days (whether or not consecutive) in any consecutive twelve (12) month period).

              (b)  Cause.  For purposes of this Agreement, the Company shall
                   -----
have "Cause" to terminate the Executive's employment if the Executive, in the reasonable judgment of the Company, (i) materially

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breaches any of her agreements, duties or obligations under this Agreement and has not cured, or commenced in good faith to cure, such breach within thirty
(30) days after notice; (ii) embezzles or converts to her own use any funds of the Company or any client or customer of the Company; (iii) converts to her own use or unreasonably destroys any property of the Company without the Company's consent; (iv) is convicted of a criminal offence punishable by imprisonment; (v) is adjudicated as mentally disordered; or (vi) is habitually intoxicated or is diagnosed by an independent medical doctor to be addicted to a controlled substance or any drug whatsoever which impedes Executive's abilities to perform her duties hereunder. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until the Executive's rights under paragraph 12 hereof shall have been satisfied, if she disputes such termination.

              (c)  Company Breach. In the event of the Company's material breach
                   --------------
of any provisions of this Agreement, Executive shall have the right to terminate her employment hereunder; provided that Executive shall give written notice to the Company of her intent to so terminate setting forth the basis for such termination, and the Company shall then have the right to dispute such termination pursuant to the provisions of paragraph 12 hereof.

     9.2  Termination Obligations of Executive. In the event Executive's
          ------------------------------------
employment under this Agreement is terminated, Executive, or her legal representative in case of termination by death or Executive's physical or mental incapacity to serve, shall:

          (a) by the close of the next business day following termination, resign from all corporate and board positions held in National Media, the Company and any of their respective subsidiaries and affiliated companies;

          (b) promptly return to a representative designated by the Company all property, including but not limited to, automobiles, keys, identification cards and credit cards of the Company or any of its subsidiaries or affiliated companies; and

          (c) incur no further expenses or obligations on behalf of National Media, the Company or any of its subsidiaries and affiliated companies.

     10.  Termination Compensation.
          ------------------------

          10.1 Compensation. Subject to the terms of subparagraph 10.2 hereof,
               ------------
in the event that Executive shall terminate her employment under this Agreement pursuant to subparagraph 9.1(c) above, or if the Company shall terminate Executive's employment under this Agreement prior to the fifth anniversary of the date hereof for any reason other than those set forth in subparagraphs 9.1(a) or (b), the Company shall (a) pay Executive or, in the event of Executive's death following termination, Executive's estate (i) her full Base Salary to the date of termination; and (ii) in lieu of any further salary or other payments to Executive hereunder for periods subsequent to the date of termination, the Company shall pay as liquidated damages to Executive in accordance with the terms of subparagraph 10.2 hereof an amount equal to her full Base Salary from the date of termination through to the fifth anniversary of the date hereof, and (b) maintain in full force and effect for the continued benefit of Executive through to the earlier of the fifth anniversary of the date hereof or Executive obtaining similar benefits through other employment, all employee benefit plans and programs in which Executive was entitled to participate immediately prior to Executive's discharge or resignation, provided that Executive's continued participation is possible under the general terms and provisions of such benefit plans and programs and otherwise in accordance with applicable law. In the event that Executive's participation in any such benefit plan or program is barred, the Company shall make all reasonable efforts to arrange to provide Executive with benefits substantially similar to those which Executive is entitled to receive under such plans and programs.

         10.2 In the event that Executive is entitled to receive severance in accordance with subparagraph 10.1(a)(ii) hereof, such severance shall be paid to Executive in accordance with the Company's normal payroll practices in effect from time to time as if Executive was employed by the Company through to the fifth anniversary of the date hereof; provided, however, that in the event that
                                      --------  -------
Executive materially violates the Covenant Not to Compete contained in Paragraph 8 hereof, in addition to all other rights and remedies which the Company may have, the foregoing severance shall only be payable through to the date of such violation and the Company shall be entitled to cease providing Executive with the benefits to which she would otherwise be entitled.

         10.3  No Mitigation.  Executive shall not be required to mitigate the
               -------------
amount of any payments provided for in subparagraph 10.1 above by seeking other employment or otherwise, nor shall the amount of any payment provided for herein be reduced by any compensation earned as a result of employment by another employer.

     11. Change of Control.  Within thirty (30) days following a Change in
         -----------------
Control, as hereinafter defined, notwithstanding anything in this Agreement to the contrary, Employee may terminate this Agreement by giving the Company at least thirty (30) days' prior written notice of the effective date of such termination and upon such termination all of the terms and provisions of this Agreement (including the provisions contained in Paragraph 8 hereunder) shall terminate and be of no further force and effect. As used in this Paragraph 11, a "Change in Control" shall be deemed to have occurred if (a) any person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) acquires direct or indirect control over the voting power of the voting stock of National Media in a transaction not approved by the Company's Board of Directors, (b) a majority of the members of the Board of Directors of National Media cease being "Continuing Directors", or (c) if a controlling interest in the Company is sold or otherwise transferred to an unrelated party. A "Continuing Director" shall be deemed to be a member of the National Media Board of Directors who either is a National Media director on the date of this Agreement or is hereafter nominated for election or appointed by the National Media Board of Directors by the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or appointment.

     12.  Arbitration.
          -----------

          12.1 Subject to the provisions of Paragraph 8 hereof (the provisions of which are specifically excluded from the arbitration provision contained in this Paragraph 12), the following procedure shall apply to any dispute concerning the interpretation, application or operation of this Agreement and any personal grievances arising under it.

          12.2 The parties hereto must make an earnest effort to resolve the dispute or grievance within ten (10) working days of the dispute or grievance having been first raised.

          12.3 If the dispute or grievance is not settled, then the dispute or grievance will be referred to an arbitrator agreed by the parties, but if the parties are unable to agree upon that appointment the arbitrator must be the nominee of the President or Vice-President of the Arbitrators' and Mediators' Institute of New Zealand Incorporated.

          12.4 The arbitrator will endeavor to mediate the dispute or grievance observing the rules of natural justice but if no settlement is reached the arbitrator will determine the dispute or grievance in accordance with the terms which follow.

          12.5 If any party is dissatisfied with a determination of the arbitrator, that party may appeal from that determination. The appeal will be by way of "rehearing" within the meaning and application of rehearing as used in section 76 of the District Courts Act 1947. This means that the evidence found by the arbitrator may be used on appeal but that the person hearing the appeal may in their discretion rehear the whole or any part of the evidence. Any remedy the arbitrator could have granted may be granted on appeal, or the appeal may be dismissed. The decision of the person hearing the appeal shall be final.

          12.6 The appeal shall be heard and determined by a practicing barrister or solicitor of not less than 7 years standing agreed upon by the parties or failing agreement as nominated by the President or Vice-President for the time being of the Auckland District Law Society.

          12.7 Both the arbitrator and the person hearing the appeal have the following powers and functions and must observe the following procedures:

          (a) In adjudicating the dispute or grievance consideration shall be given to the parties' written statements, evidence and submissions given by or on behalf of the parties, and such other matters as are relevant and thought fit to bring into account.

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

          (b)   A record must be kept of the matters considered.

          (c)   The rules of natural justice must be observed.

          (d) Otherwise the procedure shall be as directed by the arbitrator or the person hearing the appeal as will most effectively expeditiously and economically determine the dispute or grievance. The arbitrator or the person hearing the appeal may if they choose adapt the rules and procedures for mediation and arbitration as contained in the Rules of the Arbitrators' and Mediators' Institute of New Zealand Incorporated.

          (e) The arbitrator and the person hearing the appeal may order any party or the parties to pay the costs of the proceeding in whole or in part, and the payment of the costs by one party to another, in the discretion of the arbitrator or the person hearing the appeal.

          12.8 The arbitrator and the person hearing the appeal may make a finding on the dispute or grievance and the parties all agree to comply with that finding.

          12.9 These procedures are instead of all procedures otherwise provided by the Employment Contracts Act 1991.

     13.  Counsel Fees and Indemnification.  In the event that it shall be
          --------------------------------
necessary or desirable for the Executive to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any and all of her rights under this Agreement, including participation in any proceeding contesting the validity or enforceability of this Agreement and any arbitration proceeding pursuant to Paragraph 12 of this Agreement, the Executive shall be entitled to recover from the Company her reasonable attorneys' fees and costs and expenses in connection with the enforcement of her rights. No fees shall be payable if the Company is successful on the merits.

          The Company shall indemnify and hold Executive harmless to the maximum extent permitted by law against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees incurred by Executive, in connection with the defense of, or as a result of, any action or proceeding (or any appeal from any action or proceeding) in which Executive is made or is threatened to be made a party by reason of any act or omission of Executive in her capacity as an officer, director or employee of the Company, regardless of whether such action or proceeding is one brought by or in the right of the Company, to procure a judgment in its favor. Expenses (including attorneys' fees) incurred by Executive in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of Executive to repay such amount if it shall ultimately be determined that she is not entitled to be indemnified by the Company as authorized in this Paragraph 13.

     The provisions of this Paragraph 13 shall survive termination of this Agreement and shall survive indefinitely with respect to any cost or liability incurred by Executive on account of any actual or alleged act, omission, or decision by Executive during the Term.

     14.  Notices.  Unless either party notifies the other to the contrary, any
          -------
notice required hereunder shall be duly given if delivered in person or by registered first class mail or recognized overnight mail carrier:

          If to the Company, to:

                  Prestige Marketing Limited
                  c/o National Media Corporation
                  1700 Walnut Street
                  Philadelphia, PA 19103
                  Attention:  President

          If to National Media, to:

                  National Media Corporation
                  1700 Walnut Street
                  Philadelphia, PA 19103
                  Attention:  President

          If to Executive, to:

                  Susan Barnes
                  111 Benson Road
                  Remuera
                  Auckland

     15.  General Provisions; Miscellaneous.
          ---------------------------------

          15.1  Binding Effect. This agreement shall be binding upon and inure
                --------------
to the benefit of National Media, the Company and their statutory successors and assigns and Executive, her designees, and her estate. Neither Executive, her designees, nor her estate shall commute, pledge, encumber, sell or otherwise dispose of the rights to receive the payments provided in this Agreement, which payments and the rights thereto are expressly declared to be non-transferable and non-assignable (except by death or otherwise by operation of law).

          15.2  Set-Off. Executive hereby acknowledges and agrees that the
                -------
Company shall have the right to set-off against any amounts due and payable by the Company to Executive under this Agreement all amounts due and payable to the Company or National Media by Executive under that certain Acquisition Agreement dated as of May 30, 1996 including, without limitation, Article 8 thereof.

         15.3  Governing Law.  This Agreement shall be governed by the laws of
               -------------
New Zealand from time to time in effect.

         15.4  Entire Agreement.  This Agreement represents the entire agreement
               ----------------
between Executive and the Company with respect to the subject matter hereof. This Agreement may not be amended or modified except by a writing signed by the parties hereto. Any written amendment, waiver or termination hereof executed by the Company and Executive (or her estate) shall be binding upon them and upon all persons, without the necessity of securing the consent of any other person and no person shall be deemed to be a third party beneficiary under this Agreement.

          15.5  Third Party Beneficiaries. Except as provided in this Agreement,
                -------------------------
each of Executive and the Company intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than Executive and the Company. Notwithstanding the foregoing, Executive and the Company acknowledge that National Media shall receive the benefits of, and be entitled to enforce, all of the Company's rights contained in this Agreement.

          15.6  Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

          15.7  No Waiver. Except as otherwise expressly set forth herein, no
                ---------
failure on the part of either party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          15.8  Headings. The headings of the paragraphs of this Agreement have
                --------
been inserted for convenience of reference only and shall in no way restrict any of the terms or provisions hereof.

          15.9 It is understood that Executive has in the past and will during the Term of the Agreement, appear in the television and other advertisements developed and/or produced by or on behalf of the Company, National Media or their related entities. Any such appearance shall be deemed to be wholly within the scope of Executive's employment with the Company. The Company and National Media shall have the right to publicize, broadcast, telecast and otherwise utilize all of such advertisements, or cause others to do so, in its sole discretion and without any payment being made for such right other than the amounts due Executive hereunder whether such activities take place during or after Executive's employment hereunder. Executive agrees that such activities may include the reasonable amendment or revision of such advertisements. Executive hereby gives permission for all such activities and waives all moral rights Executive may have under Part IV of the Copyright Act 1994.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                                PRESTIGE MARKETING LIMITED
/s/                                    By: /s/
- -------------------------------------      -------------------------------------
                                       Name:
WITNESS:                               Title:

/s/                                    /s/ Susan Barnes
- -------------------------------------  -----------------------------------------
                                       SUSAN BARNES

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